Exhibit 99.1

 South Plains Financial  Investor Presentation  March 8, 2022  1

 Safe Harbor Statement and Other Disclosures   About South Plains Financial, Inc.South Plains Financial, Inc. ("South Plains" or the "Company") is the bank holding company for City Bank, a Texas state-chartered bank headquartered in Lubbock, Texas ("City Bank" or the "Bank"). City Bank is one of the largest independent banks in West Texas and has additional banking operations in the Dallas, El Paso, Greater Houston, the Permian Basin, and College Station, Texas markets, and the Ruidoso, New Mexico market. South Plains provides a wide range of commercial and consumer financial services to small and medium-sized businesses and individuals in its market areas. Its principal business activities include commercial and retail banking, along with insurance, investment, trust and mortgage services. Please visit https://www.spfi.bank for more information.FORWARD-LOOKING STATEMENTSThis presentation contains, and future oral and written statements of South Plains and City Bank may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to, among other things, future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic (and any current or future variant thereof), including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and subsequent related legislations, and the programs established thereunder, and City Bank’s participation in such programs, volatility of the financial markets, changes in interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, adequacy of loan loss reserves, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Therefore, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. For more information about these factors, please see South Plains’ reports filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”), including South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  2

 Safe Harbor Statement and Other Disclosures   NON-GAAP FINANCIAL MEASURESManagement believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  3

 New Mexico  Texas  Dallas  Bryan /College Station  Houston  Midland  Odessa  El Paso  Lubbock  Ruidoso  SanAntonio  Ft. Worth  Austin  Albuquerque  Santa Fe    City Bank Branch Locations      A Leading West Texas Franchise    4  Financial Snapshot (As of Dec. 31, 2021)  Our Company  Bank holding company headquartered in Lubbock, Texas with $3.9 billion in total assetsOne of the largest independent banks headquartered in West TexasExecuted a successful IPO in May 2019; one of two publicly-traded Texas institutions west of I-35Repeatedly recognized as an outstanding place to work, including being on American Banker’s Best Banks to Work For list six consecutive times  Balance Sheet (Dollars in thousands)      4Q’21  Total Assets  $3,901,855  Total Loans Held for Investment  $2,437,577  Allowance for Loan Losses  $42,098  Total Deposits  $3,341,222  Interest-bearing Deposits  $2,269,855  Noninterest-bearing Deposits  $1,071,367  Total Stockholders’ Equity  $407,427  Profitability (Dollars in thousands)      4Q’21  Net Income  $14,614  Return on Average Assets (annualized)  1.50%  Return on Average Equity (annualized)  14.39%  Net Interest Margin (calculated on a tax-equivalent basis)  3.50%  Efficiency Ratio  66.07%  Capital Ratios      4Q’21  Total Stockholders’ Equity to Total Assets  10.44%  Tangible Common Equity to Tangible Assets  9.85%  Common Equity Tier 1 to Risk-Weighted Assets  12.91%  Tier 1 Capital to Average Assets  10.77%  Total Capital to Risk-Weighted Assets  18.40%  Asset Quality      4Q’21  Nonperforming Loans to Total Loans Held for Investment  0.43%  Nonperforming Assets to Total Assets  0.30%  Allowance for Loan Losses to Total Loans Held for Investment  1.73%  Net Charge-Offs to Average Loans Outstanding (annualized)  0.11%  Unless otherwise stated, financial data as of December 31, 2021 as complied and reported by South PlainsNote: Tangible common equity to Tangible assets is a non-GAAP measure. See appendix for the reconciliation to GAAP

  Our History and Growth Profile    5  Our History  Loans and Deposits ($M)  First State Bank of Morton, a community bank that held approximately $1 million of total assets in 1941Parent company to First State Bank of Morton acquired South Plains National Bank of Levelland, Texas in 1991 and changed its name to South Plains BankCompany became the holding company to First State Bank of Morton and South Plains Bank in 1993Acquired City Bank in 1993, which was originally established in Lubbock in 1984, and merged First State Bank of Morton and South Plains Bank into City Bank in 1998 and 1999, respectively$59.2 million initial public offering on May 8, 2019, pricing with-in the range at $17.50Closed the $76.1 million acquisition of West Texas State Bank on November 12, 2019, which added six branches to the Midland / Odessa area and approximately $430 million in assetsToday we serve our customers through 25 full-service banking locations across six geographic markets, and 15 mortgage loan production offices  Note: Tangible common equity is a non-GAAP measure. See appendix for the reconciliation toGAAP; Company documents; S&P Global Market Intelligence  Tangible Common Equity ($M)   Total Assets ($M)

  Investment Highlights  6  Improving Profitability  Organic Growth  Strong Credit Culture  Enterprise Risk Management  Experienced Management Team   Emphasize Community Banking  Capital Allocation to Drive Value    1  2  3  4  5  6  7

  Experienced Management Team    7  Curtis C. GriffithChairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979Elected Chairman of the First State Bank of Morton board in 1984Chairman of the Board of City Bank and the Company since 1993  Steven B. CrockettChief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015Controller of City Bank and the Company for 14 and 5 years respectivelyBegan career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Mikella D. NewsomChief Risk Officer & Secretary  Appointed Chief Risk Officer of the Company in 2019Chief Risk Officer of City Bank since 2015Appointed Secretary of the Company in 2013More than 20 years with City Bank and its predecessors  Cory T. NewsomPresident  Entire banking career with the Company focused on lending and operationsAppointed President and Chief Executive Officer of City Bank in 2008Joined the Board in 2008  Brent A. BatesCity Bank’s Chief Credit Officer  Joined City Bank in February 2020Previously served as Division Credit Officer for Simmons First National CorpPreviously served as EVP and Chief Credit Officer of Southwest Bancorp, Inc.  1

  Significant Insider Share Ownership  Stakeholders / Insiders currently own approximately 38.2% of the Company    8      Shares1      Name  Title  Position  % Outstanding  Market Value ($000’s)  South Plains Financial ESOP  ESOP  2,549,335  14.35%  $70,897  Curtis C. Griffith*  Chairman & CEO  2,058,263  11.59%  57,240  Henry Taw, L.P. ***  --  1,703,787  9.59%  47,382  Cory T. Newsom*  President & Director  227,665  1.28%  6,331  Noe G. Valles  Director  84,466  0.48%  2,349  Steven B. Crockett  CFO & Treasurer  53,993  0.30%  1,502  Richard D. Campbell**  Lead Director  45,093  0.25%  1,254  Kelly L. Deterding  Pres. Insur Division & SVP of Insur Dev (Bank)  24,270  0.14%  675  Mikella D. Newsom  Chief Risk Officer and Secretary  20,720  0.12%  576  Kyle R. Wargo  Director  8,866  0.05%  247  Cynthia B. Keith  Director  4,866  0.03%  135  Total    6,781,324  38.18%  $188,588            Market data as of December 31, 2021; Shareholder information as of December 31, 2021. Source: Company filings and documents; S&P Global Market Intelligence  1  * - Includes shares voted by individual.**. - Includes shares voted by individual except as noted in *** below.*** - Voting power for shares is with Richard D. Campbell

  Emphasis on Community Banking    9  2  Our strategy - deliver best-in-class customer service and achieve our goal of becoming the preferred community bank in our market areasTo achieve our goal - we build long-lasting relationships with our customers by delivering high quality products and services Our focus on providing “big bank” products with the personal attention of a community bank resonates with our customers and drives market shareOur customer service-driven, community-focused business model differentiates our company from competitors, many of which are larger out-of-market banks  Our Goal  We measure success by the support that we can provide to our local communities, not the level of business that we can achieveProviding service and aid to our communities is, ultimately, how we have succeeded over our long historyOur dedication and commitment is at the core of City Bank’s culture as we encourage our employees to volunteer, including as part of their workOur employees have partnered with Meals on Wheels to help care for senior citizens in Lubbock and City Bank has also been a long time supporter of the South Plains Food Bank and have made a five year, $150,000 pledge  Dedicated to Supporting our Communities

 Market  Branches1  Deposits($ millions)1  Market Highlights    10  $2,129  Population in excess of 320,000 with major industries in agribusiness, education, and trade among othersHome of Texas Tech University – enrollment of 40,000 students    6  $287  Responsible for the production of over four million barrels of crude oil per day, or roughly 39% of Total U.S. oil productionGrowing expansion of alternative energy resources, creating a solar and wind production hub    3  $450  DFW is the largest MSA in Texas and fourth largest in the nationResponsible for producing 28% of Texas GDP in 2019Home to 22 Fortune 500 Companies    2  $205  Population of 865,000+ with major military presence through Fort BlissAdjacent to Juarez, Mexico, which has a growing industrial center, and an estimated population of 1.5 million peopleHome to four universities including The University of Texas at El Paso    2  $171  Serves as a regional economic hubLarge investments from developers over the past ten years – housing subdivisions, condominiums, retail establishments, etc.Growing retirement community    1  $73  Home to Texas A&M University – enrollment of 71,000 studentsRanked first in Texas and second nationwide for Best Small Places for Business and Careers in 2019 by Forbes    1  $27  Second largest MSA in Texas and fifth largest in the nationHome to 24 Fortune 500 CompaniesCalled the “Energy Capital of the World,” the area also boasts the world’s largest medical center and second busiest port in the U.S.  Ruidoso /Eastern New Mexico  El Paso   Our Markets of Operation  10  2  Source: Company documents; FRED; S&P Global Market Intelligence; Respective university websites; Branch and deposit data as of December 31, 2021; 2020 U.S. Census Bureau data  Permian Basin  Dallas /Ft. Worth  Bryan /College Station  Houston /The Woodlands  Lubbock /South Plains  Find a stat

    Our Markets of Operation (Cont’d)    11  Deposit Market Share: Lubbock MSA  Lubbock, Texas – Our Home Market  Major industries include agriculture – primarily cotton, corn, and grain sorghum – as well as education, trade and transportation, health services and governmentHome to Texas Tech University – enrollment ranks within the top 10 for universities in Texas as of Fall 2020 at 40,000+ studentsThe Lubbock MSA reports unemployment of 5.8% for 2020Forbes listed Lubbock as one of its ‘‘Best Places for Business and Careers’’ during 2019      Headquarters      In-Market      Rank  Institution  City  State    Branches  Deposits (Millions)(1)  Market Share  1  Hilltop Holdings  Dallas  TX    10  $2,135  19.1%  2  South Plans Financial  Lubbock  TX    8  $1,867  16.7%  3  Wells Fargo  San Francisco  CA    10  $1,062  9.5%  4  Heartland Financial USA  Dubuque  IA    9  $1,009  9.0%  5  Prosperity Bancshares  Houston  TX    16  $916  8.2%  6  Amarillo National Bancorp  Amarillo  TX    10  $760  6.8%  7  Peoples Bancorp  Lubbock  TX    6  $567  5.1%  8  Happy Bancshares  Amarillo  TX    7  $490  4.4%  9  Bank of America  Charlotte  NC    2  $468  4.2%  10  Vista Bancshares  Dallas  TX    6  $384  3.4%  11  Americo Bancshares  Wolfforth  TX    5  $307  2.8%  12  Plains Bancorp  Dimmitt  TX    3  $250  2.2%  13  Lone Star State Bancshares  Lubbock  TX    1  $205  1.8%  14  First Bancshares of Texas  Midland  TX    2  $159  1.4%  15  The PNC Financial Services Group  Pittsburg  PA    2  $137  1.2%  Top 1 - 15 Total          97  $10,553  94.3%  Total For Market (25)          114  $11,186  100.0%                  2  Deposit data as of June 30, 2021 as complied and reported by S&P Global Market Intelligence. Source: BLS; FDIC; S&P Global Market Intelligence; Lubbock Chamber of Commerce; Forbes

  Enterprise Risk Management     12  3  We implemented a rigorous enterprise risk management (“ERM”) system in the aftermath of the 2008 financial crisis, and view this development as a defining event for our institution  This system delivers a systematic approach to risk measurement and enhances the effectiveness of risk management across the institution  Integrating this system into our culture and strategic decision making has improved all functional areas of the business  Significantly improved asset quality by enhancing our underwriting process, and establishing a specific credit appetite that aligns to the broader enterprise risk management framework  Has provided a process to quickly detect and address potential problems in our loan portfolio, greatly improving our ability to manage through the COVID-19 pandemic  We have also implemented monitoring and controls for other functional areas such as:Information security and technology, vendor management, liquidity, interest rate risk, compliance, and company reputation  The ERM program has positioned our Company to better consummate acquisitions with less risk and increased cost savings  We believe we are the only community bank of our size and in our market area to implement such a comprehensive enterprise risk management system

  Our Credit Culture    13  We have a service-driven, relationship-based, business-focused credit culture, rather than a price-driven, transaction-based cultureSubstantially all of our loans are made to borrowers located, or operating, in our primary market areas with whom we have ongoing relationships across various product linesThe few loans secured by properties outside of our primary market areas were made to borrowers who are otherwise well-known to usWe adhere to what we believe are disciplined underwriting standards, but also remain cognizant of serving the credit needs of customers in our primary market areas by offering flexible loan solutions in a responsive and timely mannerOur lending policies do not provide for loans that are highly speculative, subprime, or that have high loan-to-value ratiosWe maintain asset quality through an emphasis on the following:  These components, together with active credit management, are the foundation of our credit culture, which we believe is critical to enhancing the long-term value of our organization to our shareholders, customers, employees, and communities  4  Local market knowledge   Long-term customer relationships   Consistent and thorough underwriting   Conservative Credit Culture  Loan Portfolio Diversity   Relationship Focused  Source: Company documents

  Loan Approval Process    14    Striking a Balance Between:  In Our Decision Making and Responsiveness to Customers  Prudence  Disciplined Underwriting  Flexibility  Loan relationships in excess of an individual officers lending authority up to $3 million may be approved with joint authorities of the market president and senior credit officer.Loan relationships over $3 million are approved by our Executive Loan Committee.New loans over $5 million to a relationship over $20 million are reported to the Board Credit Risk Committee. These limits are reviewed periodically by the Company’s Board of DirectorsWe believe that our credit approval process provides for thorough underwriting and efficient decision making  4  Source: Company documents

 Credit Quality    15  4Q’21 Highlights  Credit Quality Ratios  While growth continued in the loan portfolio, the Company made no provision for loan loss in 4Q’21 in light of the general improvements in the economy and a decline in classified loans of $20.3 million in 4Q’21Ratio of Allowance for Loan Losses (“ALLL”) to Loans Held for Investment (“HFI”) was 1.73% at 12/31/21  Net Charge-Offs to Average Loans  ALLL to Total Loans HFI  Source: Company documents

 We are actively recruiting additional lenders from other institutions as we continue to make progress with our goal of adding 20 lenders to our lending team over a two-year timeframe. We are actively hiring in all of our markets with a focus on Dallas and Houston where we have commercial loan offices. As we put our excess liquidity to work in organic loan growth, we anticipate an expansion of our net interest margin and an acceleration in earnings growth, resulting in improved returns in future periods.   Organic Growth Strategy  Homegrown Returns  We focus on leveraging our banking platform in our metropolitan markets of Dallas, Houston and El Paso, where we target customers looking for our relationship-based approach to banking and our sophisticated products and services Our strategy is to continue gathering low-cost deposits in smaller, non-metropolitan markets and deploy our excess funds in larger, more dynamic lending markets, where we have had strong success    16  Includes three Dallas, TX branches, two El Paso, TX branches, and one Houston, TX branchIncludes ten branches in the Lubbock/South Plains, TX market area, six branches in the Permian Basin, TX, two branches in Ruidoso, NM, and one branch in Bryan/College Station, TXDeposit and Loan data as of December 30, 2021  (Dollars in thousands)    Deposits(3)        Loans(3)          Amount  Overall %      Amount  Overall %  Loans/Deposits  Metropolitan Markets(1)  $  682,166  20.4%    $  737,503  30.0%  108.1%  Community Markets(2)  $  2,659,056  79.6%    $  1,700,074  70.0%  63.9%  5

 New Mexico  Texas  Dallas  Bryan /College Station  Houston  Midland  Odessa  El Paso  Lubbock  Ruidoso  SanAntonio  Ft. Worth  Austin  Albuquerque  Santa Fe    City Bank Branch Locations      Organic Growth Markets    17  El Paso  Adjacent to Juarez, Mexico, which has a growing industrial center and an estimated population of 1.5 million people, and has contributed to significant growth in the El Paso MSAHome to Fort Bliss, which houses the 1st Armored Division, the 32nd Army Air and Missile Defense Command and the 402nd Field Artillery Brigade, among other major units, and has almost 50,000 military and civilian employeesOther large employers include El Paso Healthcare System, Tenet Hospitals, The University of Texas at El Paso, The Texas Tech School of Medicine, El Paso Community College, Southwest University and Vista College  5  Dallas / Ft. Worth1  Largest MSA in Texas, responsible for a total GDP of almost $524 Billion in 2019Estimated population of around 7.6 million as of 2020, which is a little over 26% of the state’s populationPopulation has steadily expanded over the past decade, with an increase of over 1.2 million residentsCompetitive cost of living, provides an attractive location for companies interested in relocating to more efficient economic environments Major U.S. Airport hub, responsible for 35.8 million enplaned passengers in 2019Home to 22 Fortune 500 companies, in notable sectors including energy, financial services, transportation, and technology  Source: Bureau of Transportation Statistics; Federal Reserve of Dallas; FRED; Texas Demographic Center

  Capital Allocation to Drive Value    18  6  Stock repurchase programs:Repurchased $3.1 million and $4.4 million of stock in 4Q’21 and 3Q’21, respectivelyApproved a new $10 million program effective November 6, 2021Dividends:12 consecutive quarterly dividends paidGrowth of 114% in dividends paid in 2021 (2021 - $0.30 per share vs. 2020 - $0.14 per share)Dividend paid in February 2022 increased to $0.11 per share from $0.09 per share  We continue to pursue a thoughtful capital allocation strategy to drive value

  Improving Profitability    19  We have invested heavily into our infrastructure including:Our Enterprise Risk Management system State-of-the-art operations center which houses City Bank’s back-office processing for deposit operations, loan operations, mortgage operations, and corporate trainingDigital and payment technologies including improved remote deposit capture software for business customers, expanded usage of electronic signatures, online account tools, and technologies that facilitate more efficient item processing These investments position City Bank to scale to more than $5 billion in total assets through both organic growth and accretive, strategic M&A without commensurate additional expenses  Long Term Goal: Deliver peer average or better ROA’s and ROE’s  7

  Investment Highlights  20  Improving Profitability  Organic Growth  Strong Credit Culture  Enterprise Risk Management  Experienced Management Team   Emphasize Community Banking  Capital Allocation to Drive Value    1  2  3  4  5  6  7

  Financial Update  21

  Fourth Quarter 2021 Highlights  22  Note: Tangible book value per share is a non-GAAP measures. See appendix for the reconciliation to GAAP Source: Company documents  Net income of $14.6 million, compared to $15.2 million in 3Q’21 and $15.9 million in 4Q’20Diluted earnings per share of $0.79, compared to $0.82 in 3Q’21 and $0.87 in 4Q’20Average cost of deposits declined to 23 bps, compared to 25 bps in 3Q’21 and 31 bps in 4Q’20Loans held for investment grew $8.5 million, or 0.4%, during the fourth quarter of 2021 as compared to September 30, 2021Nonperforming assets to total assets were 0.30%, compared to 0.32% at 9/30/21 and 0.45% at 12/31/20Net interest margin, calculated on a tax-equivalent basis, of 3.50%, compared to 3.58% in 3Q’21 and 3.64% in 4Q’20 Efficiency ratio was 66.07%, compared to 66.45% in 3Q’21 and 64.19% in 4Q’20Tangible book value per share of $21.51, compared to $20.90 at 9/30/21 and $18.97 at 12/31/20Return on average assets (annualized) of 1.50%, compared to 1.61% in 3Q’21 and 1.76% in 4Q’20

 Loan Portfolio    23  4Q’21 Highlights  Total loans increased by $8.5 million compared to 3Q’21, primarily due to:$30.5 million organic net loan growthPartially offset by SBA forgiveness and repayments of $22.0 million in PPP loans Additionally, there were $26.8 million in early payoffs from two hotel loans and a classified commercial creditStrategic initiative underway to grow SPFI’s banking team by more than 30% over two years with a primary focus on Dallas and Houston markets4Q’21 yield on loans, ex-PPP, of 4.81%; a decrease of 5 bps compared to 3Q’21, excluding PPP loans  Total Loans Held for Investment$ in Millions  Source: Company documents

 Loan Portfolio    24  Portfolio Composition        Loan Portfolio ($ in millions)     12/31/21  Commercial C&D  $   104.8  Residential C&D      218.3   CRE Owner/Occ.    230.6  Other CRE Non Owner/Occ.      440.8   Multi-Family      138.4   C&I      376.8   Agriculture      191.2   1-4 Family      387.7   Auto      240.7   Other Consumer      68.1   PPP      40.2            Total  $  2,437.6   Source: Company documents  Active loan modifications attributed to the COVID-19 pandemic were 0.7%, or $15.9 million, of total loans at December 31, 2021. All of these active modified loans are in the hotel portfolio and have original modified terms that extended up to 18 months. We expect that these remaining modified loans will return to full payment status at the end of their respective modification periods.   4Q’21 Highlights

 DirectEnergy    Select Loan Industry Concentration Detail    25  As of December 31, 2021  Hospitality  Total operating hospitality loans of $113 million*$8 million in hotels under construction, with no unfunded commitments83% of balances are to limited service hotels35% of operating hospitality classified; <1.0% is nonaccrual; none are 30 days or more past dueALLL on operating hospitality is 7.8%** Does not include loans reported in construction and development  Total direct energy loans of $119 million96% support services, 4% upstreamNearly 100% are located in Permian and Palo Duro Basins5% of energy sector classified; <1.0% is 30 days or more past dueALLL on energy sector is 1.8%      Hotels by Geography    Source: Company documents  Energy Support Services by Type

 Mortgage Banking Overview  26  Mortgage Banking Activity$ in Millions  4Q’21 Highlights  $49 million decrease in interest rate lock commitments at 12/31/21 compared to 9/30/21Mortgage loan originations decreased 16.1% in 4Q’21 compared to 3Q’21Mortgage servicing rights asset valuation – a positive adjustment of $400 thousand in 4Q’21, compared to a positive adjustment of $119 thousand in 3Q’21  Source: Company documents

 Diversified Revenue Stream  Twelve Months Ended December 31, 2021    27  Total Revenues$219.2 million  Noninterest Income$97.5 million    Source: Company documents

 Net Interest Income and Margin    28  Net Interest Income & Margin$ in Millions  4Q’21 Highlights  Net interest income of $31.4 million, compared to $31.2 million in 3Q’21; the increase was due to:Growth of $66.1 million in average loans outstandingPartially offset by 9 bps decrease in loan yield4Q’21 net interest margin (“NIM”), calculated on a tax-equivalent basis, of 3.50% and a decrease of 8 bps compared to 3Q’21   Source: Company documents

 Deposit Portfolio  29  Total Deposits$ in Millions  4Q’21 Highlights  Total Deposits of $3.34 billion at 4Q’21, an increase of $129 million from 3Q’21Largest increase was experienced in personal accounts Cost of interest-bearing deposits declined in 4Q’21 to 35 bps from 37 bps in 3Q’21Noninterest-bearing deposits represented 32.1% of deposits in 4Q’21, compared to 32.8% in 3Q’21  Source: Company documents

 Investment Securities    30  4Q’21 Highlights  Investment Securities totaled $724.5 million at 12/31/21, a decrease of $28.1 million from 3Q’21All municipal bonds are in TexasAll MBS, CMO, and Asset Backed securities are U.S. Government or GSE  4Q’21 Securities Composition  $752.6million  Securities & Cash$ in Millions  Source: Company documents

 Noninterest Expense and Efficiency  31  Noninterest Expense$ in Millions  4Q’21 Highlights  Noninterest expense for 4Q’21 decreased $2.0 million from 3Q’21 primarily due to:$1.1 million decrease in personnel expense related to the seasonal decline in insurance activities$854 thousand decrease in mortgage commissions due to the decline in mortgage loan originations during 4Q’21Partially offset by an $881 thousand increase in professional services expensesManagement continues to focus on reducing fixed expenses to drive improved profitability     Source: Company documents

 Balance Sheet Highlights$ in Millions  Balance Sheet Growth and Development  32  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation to GAAP   Source: Company documents

 Strong Capital Base    33  Tangible Common Equity to Tangible Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  Source: Company documents  Note: Tangible common equity to tangible assets is a non-GAAP measure. See appendix for the reconciliation to GAAP

  Appendix  34

 Non-GAAP Financial Measures    35  Unaudited$ in Thousands  Source: Company documents    As of the quarter ended                               December 31,2021       September 30,2021       June 30,2021       March 31,2021       December 31,2020    Tangible common equity                                           Total common stockholders' equity  $  407,427     $  398,276     $  392,815     $  374,671     $  370,048  Less:  goodwill and other intangibles     (25,403)        (25,804)        (26,226)        (26,648)        (27,070)                                            Tangible common equity  $  382,024     $  372,472     $  366,589     $  348,023     $  342,978                                            Tangible assets                                         Total assets  $  3,901,855     $  3,774,175     $  3,712,915     $  3,732,894     $  3,599,160  Less:  goodwill and other intangibles     (25,403)        (25,804)        (26,226)        (26,648)        (27,070)                                            Tangible assets  $  3,876,452     $  3,748,371     $  3,686,689     $  3,706,246     $  3,572,090                                            Shares outstanding     17,760,243        17,824,094        18,014,398        18,053,229        18,076,364                                            Total stockholders' equity to total assets     10.44%       10.55%       10.58%        10.04%        10.28%  Tangible common equity to tangible assets     9.85%      9.94%      9.94%        9.39%        9.60%  Book value per share  $  22.94     $  22.34     $  21.81     $  20.75     $  20.47  Tangible book value per share  $  21.51     $  20.90     $  20.35     $  19.28     $  18.97